EXHIBIT 23.2

                   CONSENT OF GERSTEN, SAVAGE & KAPLOWITZ, LLP

      The undersigned, Gersten, Savage & Kaplowitz, LLP, hereby consents to the use of our name as filed with D.G. Jewellery of Canada Ltd.'s Registration Statement on Form SB-2, and any amendments thereto.


                                        /s/ GERSTEN, SAVAGE & KAPLOWITZ, LLP
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June 29, 1999                            Gersten, Savage & Kaplowitz, LLP